Exhibit 8-a


                       [Letterhead of Brown & Wood LLP]




                                                           May 6, 1999



Morgan Stanley Dean Witter & Co.
1585 Broadway
New York, NY  10036


                       Morgan Stanley Dean Witter & Co.
                      Global Medium-Term Notes, Series C
                           Global Units, Series C
                      ----------------------------------

Ladies and Gentlemen:

         We have acted as special tax counsel to Morgan Stanley Dean Witter & Co. (the "Company") in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, of a Prospectus Supplement dated May 6, 1999 (the "Prospectus Supplement") for the Company's Global Medium-Term Notes, Series C and Global Units, Series C, relating to a Prospectus dated May 5, 1999 (the "Prospectus") contained in the Company's Registration Statement on Form S-3 (Registration Statement No. 333-75289) (the "Registration Statement").

     We are of the opinion that the statements set forth under the caption "United States Federal Taxation" in the Prospectus Supplement and under the caption "Forms of Securities-Limitations on Issuance of Bearer Securities and Bearer Debt Warrants" in the Prospectus, contained in the Registration Statement, insofar as such statements relate to statements of law or legal conclusions under the laws of the United States or matters of United States law, all as relating to federal income tax, fairly present the information called for and fairly summarize the matters referred to therein.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

                                                     Very truly yours,


                                                     /s/ Brown & Wood LLP

                                                                   Exhibit 8-b



                       [Letterhead of Brown & Wood LLP]



                                                              May 6, 1999





Morgan Stanley Dean Witter & Co.
1585 Broadway
New York, NY  10036

                       Morgan Stanley Dean Witter & Co.
                Global Medium-Term Notes, Series D and Series E
                     Global Units, Series D and Series E
                -----------------------------------------------


Ladies and Gentlemen:

         We have acted as special tax counsel to Morgan Stanley Dean Witter & Co. (the "Company") in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, of a Prospectus Supplement dated May 6, 1999 (the "Prospectus Supplement") for the Company's Global Medium-Term Notes, Series D and Series E and Global Units, Series D and Series E, relating to a Prospectus dated May 5, 1999 (the "Prospectus") contained in the Company's Registration Statement on Form S-3 (Registration Statement No. 333-75289) (the "Registration Statement").

     We are of the opinion that the statements set forth under the caption "United States Federal Taxation" in the Prospectus Supplement and under the caption "Forms of Securities--Limitations on Issuance of Bearer Securities and Bearer Debt Warrants" in the Prospectus, contained in the Registration Statement, insofar as such statements relate to statements of law or legal conclusions under the laws of the United States or matters of United States law, all as relating to federal income tax, fairly present the information called for and fairly summarize the matters referred to therein.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

                                                     Very truly yours,


                                                     /s/ Brown & Wood LLP